                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 31, 1995
                                                       -----------------


                       Lexington Precision Corporation
- - - -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  0-3252                 22-1830121
- - - -------------------------------------------------------------------------------
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)          Identification No.)


                  767 Third Avenue, New York, New York 10017
- - - -------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (212) 319-4657
                                                         ---------------

                                     N/A
- - - -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


                              Page 1 of 5 Pages

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Item 5.      Other Events.
             ------------

             On January 31, 1995, Lexington Precision Corporation (the "Company") issued the press release attached hereto as Exhibit 28-1, which is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information
             -----------------------------------------------------
             and Exhibits.
             ------------

             (c)    Exhibits.

             The following Exhibit is filed herewith:

                    Exhibit
                    -------
                    Number                                             Exhibit
                    ------                                             -------
                      28-1                                      Press Release of the Company dated January 31, 1995





                               Page 2 of 5 Pages
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                                   SIGNATURE
                                   ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                 LEXINGTON PRECISION CORPORATION



DATED:  January 31, 1995                         By:  /s/ Warren Delano
                                                    ---------------------------
                                                         Warren Delano
                                                           President





                               Page 3 of 5 Pages
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
                                EXHIBIT INDEX


EXHIBIT
NUMBER                            EXHIBIT                      LOCATION
- - - -------                           -------                      --------
 28-1                  Press Release of the Company
                         dated January 31, 1995                  Page 5





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